SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     ______


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 25, 1994


                       NL INDUSTRIES, INC.
      (Exact name of registrant as specified in charter)



   New Jersey                 1-640                13-5267260
(State or other            (Commission            (Employer
 jurisdiction of            File No.)              Identification
 incorporation)                                    No.)



3000 N. Sam Houston Parkway East, Houston, Texas             77032
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code   (713) 987-5000


                          Not Applicable
(Former name or former address, if changed since last report)


ITEM 5.   OTHER EVENTS.


     On July 25, 1994, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference.




ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (C)  EXHIBITS

          (i)  Exhibit 99.1  Press Release dated July 25, 1994.


                         *      *      *      *      *




                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NL INDUSTRIES, INC.
                                   (Registrant)



                                   /s/ David B. Garten
                                   David B. Garten
                                   Vice President, Secretary
                                    and General Counsel



Dated:  July 25, 1994